Schedule 14C Information

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

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TIFF INVESTMENT PROGRAM, INC.

(Name of Registrant as Specified in Its Charter)

____________________________________________________________

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TIFF INVESTMENT PROGRAM, INC.

Four Tower Bridge

200 Barr Harbor Drive, Suite 100

West Conshohocken, Pennsylvania 19428

_____________

TIFF Multi-Asset Fund

____________

INFORMATION STATEMENT

February 11, 2013

Important Notice Regarding

Internet Availability of this Information Statement:

This Information Statement is available at

https://wwws.tiff.org/MutualFunds/reports/prospectus/InfoStatement.pdf

This Information Statement is being furnished to all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program, Inc. (“TIP”), to provide members with information regarding an amendment (the “amendment”) to the existing money manager agreement and fee schedule between TIP, on behalf of Multi-Asset Fund, and Brookfield Investment Management Inc. (“Brookfield”). This Information Statement explains why the board of directors of TIP, all of whom are not “interested persons” of TIP (the “board” or the “directors”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the amendment to the existing agreement with Brookfield. Among other things, this Information Statement describes generally the terms of the existing agreement and the amendment and provides information about Brookfield.

This Information Statement is being delivered on or about February 11, 2013 to members of record as of February 1, 2013.

Multi-Asset Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the Securities and Exchange Commission (the “SEC”), as described herein. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement consists of two parts:

PART I contains information relating to Multi-Asset Fund, the existing agreement and the amendment, the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, Inc. (“TAS” or the “Adviser”), and TIP’s advisory agreement with TAS.

PART II contains information about TIP, TAS, Brookfield, and other miscellaneous items.

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I.	THE MONEY MANAGER AGREEMENT BETWEEN TIP AND BROOKFIELD

Multi-Asset Fund operates on a “multi-manager” basis, which means that its assets are divided into multiple segments and those segments are managed by various money management firms as money managers to TIP.  TAS manages a portion of Multi-Asset Fund’s assets directly and is responsible for determining the appropriate manner in which to allocate assets among money managers, supervising money managers, and making recommendations to the TIP board about money managers, investment mandates, and the Fund’s investment policies and strategies.  There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages a segment of Multi-Asset Fund pursuant to a money manager agreement.

During an in-person meeting held on December 10, 2012, the board evaluated and approved the amendment to the existing money manager agreement and fee schedule with Brookfield on behalf of Multi-Asset Fund, effective January 1, 2013.

In general, a mutual fund cannot enter into new investment advisory agreements or materially amend existing investment advisory agreements unless the members of that mutual fund vote to approve the agreements.  Multi-Asset Fund, however, has entered into the amendment to the existing money manager agreement and fee schedule with Brookfield without seeking the vote of members in accordance with an exemptive order issued by the SEC (the “Exemptive Order”).  The Exemptive Order permits TAS and the TIP funds, subject to board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts.  The Exemptive Order does not apply to the advisory agreements with TIP’s investment adviser, TAS, or any amendments to those agreements.  This Information Statement is being provided to all members of Multi-Asset Fund to provide information relating to the amendment to the existing money manager agreement and fee schedule with Brookfield as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement with TAS

TAS acts as investment adviser to Multi-Asset Fund pursuant to an Amended and Restated Advisory Agreement dated as of June 1, 2011 (the “Advisory Agreement”). The Advisory Agreement, which was initially approved by the directors of TIP at a meeting held on March 21, 2011, was last submitted for a vote and approved by Multi-Asset Fund’s members at a special meeting of the members held on May 23, 2011.  The purpose of submission of the Advisory Agreement to the Fund’s members was to seek approval of the Advisory Agreement, including an increase in the advisory fee paid by Multi-Asset Fund to TAS. The board last approved continuance of the Advisory Agreement for Multi-Asset Fund at a meeting held on June 27, 2012. The previous advisory agreement between TAS and the Fund, dated as of March 31, 1995, as amended, was superseded by the new Advisory Agreement upon its effectiveness.

Under the Advisory Agreement, TAS manages the investment program of Multi-Asset Fund and performs such duties as the board and TAS agree are appropriate to support and enhance the investment program of the Fund.  The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the board independent money managers for Multi-Asset Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

Under Multi-Asset Fund’s Advisory Agreement, the Fund pays TAS on a monthly basis an annualized fee of 0.25% on the first $1 billion of Multi-Asset Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.18% on assets exceeding $3 billion.  For the fiscal year ended December 31, 2012, Multi-Asset Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $9,622,396.  For the fiscal year ended December 31, 2012, the management fees earned by the Fund’s money managers were $21,383,365.

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TAS also provides certain administrative and other services to TIP pursuant to a services agreement. Under the services agreement, TAS receives 0.02% of the Fund’s average daily net assets per annum for such services provided to Multi-Asset Fund. For the year ended December 31, 2012, the fees paid to TAS by Multi-Asset Fund under the services agreement were $913,600.

The Amended Agreement between TIP and Brookfield

Multi-Asset Fund has engaged TAS and eleven independent money managers, including Brookfield, to manage Multi-Asset Fund’s investment portfolio. Prior to January 1, 2013, Brookfield managed certain assets of the Fund pursuant to a money manager agreement dated as of October 1, 2009 (the “existing money manager agreement”). The directors initially approved the existing money manager agreement with Brookfield at a meeting held on September 21-22, 2009, and most recently approved continuance of the existing money manager agreement at a meeting held on June 27, 2012. Because Multi-Asset Fund operates pursuant to the Exemptive Order, the existing money manager agreement was not required to be, and has not been, submitted to a vote of members. Brookfield has managed assets for Multi-Asset Fund since 2003 pursuant to an earlier form of money manager agreement.

At a meeting held on December 10, 2012, TAS recommended, and the directors approved, the amendment to the existing money manager agreement to change the benchmark used in performance fee calculations for Brookfield from the MSCI US REIT Index (the “MSCI Index”) to the FTSE EPRA/NAREIT Developed Index (the “FTSE Index”). In addition to changing the performance benchmark, the amendment removed the investment guidelines as an exhibit to the existing money manager agreement. The investment guidelines are now maintained in a separate document. There were no other changes to the existing money manager agreement.

The existing money manager agreement provides that compensation payable to Brookfield is determined on the basis of a performance-based fee formula with a floor of 50 basis points, a cap of 250 basis points, and a fulcrum fee (or mid-point between the cap and the floor) of 150 basis points. The portfolio must earn 500 basis points over the return of its performance benchmark (formerly the MSCI Index and now the FTSE Index), measured over rolling 12-month periods, in order for Brookfield to earn the fulcrum fee. During the fiscal year ended December 31, 2012, the aggregate money manager fees earned by Brookfield were $2,209,248.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration of the Amendment to the Existing Money Manager Agreement by the Board”), the directors voted on December 10, 2012, to approve the amendment to the existing money manager agreement with Brookfield to become effective as of January 1, 2013. The terms of the existing money manager agreement are more fully described below under “Description of the Existing Money Manager Agreement and the Amendment.”

Consideration of the Amendment to the Existing Money Manager Agreement by the Board

At a meeting held on December 10, 2012, TAS, the adviser to Multi-Asset Fund, recommended a change in the benchmark used to determine Brookfield’s performance fee calculations from the MSCI Index to the FTSE Index. Because the change to the benchmark represents an amendment to the fee schedule with Brookfield, the proposed change required that the board consider and approve the amendment to the existing money manager agreement between Multi-Asset Fund and Brookfield. It is expected that the changes to the performance benchmark made effective through the amendment will not result in any changes to the nature, quality, or extent of investment advisory services provided by Brookfield to Multi-Asset Fund. Further, Brookfield’s portfolio management process is not expected to be impacted by this performance benchmark change.

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In considering the amendment, the directors noted that in connection with their annual review of TIP’s investment advisory arrangements and fees (the “Annual Review”) on June 27, 2012, they had approved the continuance of the existing money manager agreement between Multi-Asset Fund and Brookfield for another one-year term commencing July 1, 2012. At the meeting held on June 27, 2012, the board requested and considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's money manager agreements as in effect from year to year. A discussion of the board's consideration of the existing money manager agreement with Brookfield at the June 27, 2012 meeting is included in TIP's semi-annual report for the period ended June 30, 2012.

In approving the amendment, the board considered the information provided and the factors considered in connection with the review of the existing money manager agreement at the Annual Review, as well as such other information as the board considered appropriate. The board noted that TAS recommended the benchmark change to align Brookfield’s benchmark more closely with the global nature of the investments managed by Brookfield for Multi-Asset Fund.

The board considered a number of additional factors in evaluating the amendment to the existing money manager agreement with Brookfield. The board considered information deemed relevant, including a memorandum from TAS explaining the proposed change in Brookfield’s benchmark and information related to the geographic and sector breakdowns of the FTSE Index compared to the MSCI Index. In addition, the directors were provided with information comparing Multi-Asset Fund’s portfolio with a portfolio managed by Brookfield using the FTSE Index as its benchmark. The board also noted the information received at regular meetings throughout the year related to the services rendered by Brookfield concerning the management of Multi-Asset Fund's portfolio. The board's evaluation of the services provided by Brookfield took into account the board's knowledge and familiarity gained as board members regarding the scope and quality of Brookfield's investment management capabilities. The board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by Brookfield. Consistent with the approach taken by the board at the Annual Review, the board did not specifically consider the profitability or expected profitability of Brookfield resulting from its relationship with Multi-Asset Fund because Brookfield is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to Brookfield were negotiated on an arm’s length basis in a competitive market place.

The board based its evaluation on the material factors presented to it at the meeting held on December 10, 2012, and discussed above, including: (1) the terms of the existing money manager agreement and the amendment; (2) the reasonableness of Brookfield’s fees in light of the nature and quality of the services provided and any additional benefits received by Brookfield in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services performed by Brookfield; (4) the overall organization, skills, and experience of Brookfield in managing the existing portfolio for Multi-Asset Fund; and (5) the contribution of Brookfield towards the overall performance of Multi-Asset Fund. In arriving at its decision, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward past and future long-term considerations. Based upon its review, the board concluded that the amendment to the existing money manager agreement with Brookfield was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such amendment and agreement were fair and reasonable.

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After carefully considering the information summarized above and all factors deemed to be relevant, the directors, including the independent directors, unanimously voted to approve the amendment to the existing money manager agreement with Brookfield. Prior to a vote being taken to approve the amendment, the independent directors met separately in executive session to discuss the appropriateness of the amendment and other considerations. In their deliberations with respect to these matters, the independent directors were advised by their independent legal counsel. The independent directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. The independent directors concluded that the amendment to the existing money manager agreement with Brookfield was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such amendment and agreement were fair and reasonable.

Description of the Existing Money Manager Agreement and the Amendment

The amendment and the existing money manager agreement with Brookfield for Multi-Asset Fund are included as Appendix A to this Information Statement. The following description of the existing money manager agreement, and the amendment thereto, is qualified in its entirety by reference to the full text of the agreement and the amendment as set forth in Appendix A.

The existing money manager agreement with Brookfield provides that Brookfield will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. The existing money manager agreement requires Brookfield to give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of Multi-Asset Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Brookfield may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such broker-dealers. Brookfield is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if Brookfield determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the existing money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts Brookfield from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of that Fund, except under certain circumstances. None of these provisions were changed by the amendment.

The existing money manager agreement provides that Brookfield will be compensated on the basis of a performance-based fee, which entails a floor of 50 basis points, a cap of 250 basis points, and a fulcrum fee of 150 basis points. The portfolio managed by Brookfield must earn 500 basis points over the return of a benchmark, measured over rolling 12-month periods, in order for Brookfield to earn the fulcrum fee. The amendment provides that, effective January 1, 2013, the benchmark for purposes of determining excess return is the FTSE Index. For periods prior to the effectiveness of the amendment on January 1, 2013, the benchmark is the MSCI Index. For a transitional period of twelve months after January 1, 2013, excess return will be calculated by comparing the actual return of the Multi-Asset Fund portfolio managed by Brookfield against the total return of the FTSE Index for each month in the rolling 12-month period commencing on or after January 1, 2013, and against that of the MSCI Index for each month in the rolling 12-month period ending on or before December 31, 2012. For all rolling 12-month measurement periods after the transitional period, the benchmark for determining excess return will be the FTSE Index.

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The existing money manager agreement provides that it (i) will continue in effect for a period of one (1) year from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of Multi-Asset Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of that Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Brookfield with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act. These provisions were not changed by the amendment.

The existing money manager agreement provides that Brookfield shall not be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Brookfield in providing services under the existing money manager agreement or from reckless disregard by Brookfield of its obligations and duties under the existing money manager agreement. These provisions were not changed by the amendment.

Additional Fee Information

The following table summarizes Multi-Asset Fund’s expenses for its 2011 fiscal year. The table also shows a pro forma estimate of what such 2011 expenses would have been during that year under the terms of the amendment to the existing money manager agreement. The table is designed to facilitate an understanding of the potential impact of the amendment on Multi-Asset Fund’s fees and expenses. Actual fund fees and expenses will differ from those presented here due in part to factors such as Brookfield’s and the other money managers’ performance and the Fund’s average net assets during relevant periods.

	Multi-Asset Fund
	2011 Actual Expenses (Restated)	2011 Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment):

Entry Fees on Purchases (as a percentage of amount invested)	0.50%	0.50%
Redemption Fees (as a percentage of amount redeemed)	0.50%	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.59% [a]	0.60% [a], [b]

Other Expenses	0.20%	0.20%

Acquired Fund Fees and Expenses	0.37%	0.37%

Total Annual Fund Operating Expenses	1.16% [a], [c]	1.17% [a], [b]

[a] Management Fees and Total Annual Fund Operating Expenses have been restated to show an estimate of what the Fund’s expenses would have been in 2011 had (i) the fee schedule in the amended and restated advisory agreement between TIP and TAS, on behalf of Multi-Asset Fund, been in effect during all of 2011, and (ii) the new money manager agreements with OVS Capital Management, LLP and Lansdowne Partners Limited Partnership been in effect during 2011. With respect to OVS Capital Management, LLP, the restated fees and expenses show only the effects of the asset-based portion of the fee schedule but not the performance-based portion of the fee schedule.

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[b] Pro Forma Management Fees and Total Annual Fund Operating Expenses have been restated to show an estimate of what the Fund’s expenses would have been in 2011 had the benchmark used to calculate Brookfield’s fees been the FTSE Index rather than the MSCI Index. If Brookfield had earned the maximum performance fees provided for in its fee schedule, it is estimated that the Pro Forma Management Fees for 2011 would have been 0.66%, and that the Pro Forma Total Annual Fund Operating Expenses would have been 1.23% for Multi-Asset Fund using either the MSCI Index or the FTSE Index.

[c] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Cost of Investing Example

This example is intended to help members compare the cost of investing in Multi-Asset Fund with the cost of investing in other mutual funds. In calculating the example, the actual expenses of Multi-Asset Fund during 2011 (restated as described above) are used, as are pro forma estimates of what 2011 expenses would have been had the amendment to the existing money manager agreement with Brookfield been in effect during 2011, as shown in the expense table above. The actual and pro forma examples assume that a member invests $10,000 in Multi-Asset Fund for the time periods indicated. The examples also assume that the investment has a 5% return each year, the Fund’s operating expenses remain the same based upon the expenses as shown in the fee table, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios and redemption (exit) fees are reflected in the rows labeled “With redemption at end of period.”  Actual costs may be higher or lower.

	Multi-Asset Fund
	2011 Actual (Restated)	2011 Pro Forma
One Year
With redemption at end of period	$219	$220
No redemption at end of period	$168	$169

Three Years
With redemption at end of period	$472	$475
No redemption at end of period	$417	$420

Five Years
With redemption at end of period	$745	$750
No redemption at end of period	$685	$690

Ten Years
With redemption at end of period	$1,524	$1,536
No redemption at end of period	$1,452	$1,463

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II.	OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company comprised at present of two distinct funds, each with its own investment objective and policies. TIP was incorporated under Maryland law on December 23, 1993, and consists of TIFF Multi-Asset Fund and TIFF Short-Term Fund. The TIP mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TIFF Advisory Services, Inc. is the investment adviser to the TIP mutual funds.  TAS’s principal offices are located at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428.  TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives in part by identifying and recommending to the board independent money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other techniques.  The money managers are responsible for day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to them.  Each money manager specializes in a particular market sector or utilizes a particular investment style.  TAS may invest a substantial portion of the Fund’s assets in futures contracts, derivative investments, duration investments, US Treasury securities, and other securities and financial instruments in accordance with the Fund’s objective, policies, and restrictions.

Information about Brookfield

Brookfield Investment Management Inc. is located at 71 South Wacker Drive, Suite 3400, Chicago, IL 60606 and Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281. Brookfield is a wholly-owned subsidiary of HCM Holdings Inc. HCM Holdings Inc., which is located at Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281, is an indirect wholly-owned subsidiary of Brookfield Asset Management Inc. (“BAM”). BAM, headquartered in Toronto (Brookfield Place, Suite 300, 181 Bay Street, Toronto, Ontario M5J 2T3) and New York (at the Brookfield Place address), is a global asset manager focused on property, renewable power, and infrastructure investments with assets under management in excess of $168 billion as of September 30, 2012. BAM is publicly listed on the New York Stock Exchange and the Toronto Stock Exchange.

As of December 31, 2012, Brookfield, with its affiliates and subsidiaries, had assets under management of approximately $16.6 billion. Kim G. Redding (CEO and Co-Chief Investment Officer) and Jason S. Baine (Managing Director, Global Portfolio Manager) have been portfolio managers with Brookfield (or its predecessors) since 2001. Bernhard Krieg (CFA, Managing Director, Global Portfolio Manager) has been employed by Brookfield (or its predecessors) since 2006.

Brookfield is not an investment advisor to any other registered investment company with a similar investment objective to Multi-Asset Fund.

The following person is the principal executive officer and director of Brookfield and his primary location:

•	Kim G. Redding, Chief Executive Officer, Co-Chief Investment Officer and Board Director (Chicago)

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Interests of Directors and Officers

To the knowledge of Multi-Asset Fund, no director of TIP has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment or existing money manager agreement with Brookfield. No director purchased or sold securities of or interests in Brookfield or any entity directly or indirectly controlling or controlled by Brookfield since January 1, 2012.  No director or officer of TIP is an officer, employee, director, general partner, or shareholder of Brookfield. No director or officer of TIP owns securities or has any material direct or indirect interest in Brookfield or any other person controlling, controlled by, or under common control with Brookfield. No director of TIP had any material interest, direct or indirect, in any material transactions in which Brookfield or any entity directly or indirectly controlling or controlled by Brookfield, since January 1, 2012, or has such an interest in any such proposed transactions.

Information Regarding the Service Providers to Multi-Asset Fund

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111-2900, serves as the custodian of TIP’s assets as well as its administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent. As custodian, State Street may employ sub-custodians outside the United States.

Distributor.   Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as the distributor of TIP’s shares.

Outstanding Shares and Significant Shareholders

As of February 1, 2013, Multi-Asset Fund had 314,603,108.758 shares outstanding.

As of February 1, 2013, there were no members that owned of record or beneficially 5% or more of the shares of common stock of Multi-Asset Fund.

As of February 1, 2013, the directors and officers of TIP as a group owned less than 1% of the outstanding shares of Multi-Asset Fund.

Annual and Semi-Annual Reports

TIP’s annual report for the fiscal year ended December 31, 2011, and semi-annual report for the period ended June 30, 2012, were previously distributed to members.  The annual report for the fiscal year ended December 31, 2012 is expected to be distributed to members on or about March 1, 2013. TIP will furnish, without charge, an additional copy of its annual report for the fiscal year ended December 31, 2011, or semi-annual period ended June 30, 2012, or, when available, the next succeeding annual report, to any member requesting such reports. An additional copy of the annual and semi-annual report may be obtained, without charge, by contacting TIP by mail, telephone or email using the contact information below or visiting the Securities and Exchange Commission’s website at www.sec.gov.

 Four Tower Bridge

200 Barr Harbor Drive, Suite 100

West Conshohocken, PA 19428

1-800-984-0084

www.tiff.org

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Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

10

Appendix A

AMENDMENT NO. 1 to the

MONEY MANAGER AGREEMENT

THIS AMENDMENT No. 1 is entered into as of December 10, 2012, between Brookfield Investment Management Inc. (the “Manager”) and TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (the “Fund”).

RECITALS

WHEREAS, the Manager and the Fund are parties to that certain Money Manager Agreement dated as of October 1, 2009 (the “Agreement”) pursuant to which the Manager serves as investment adviser to the Fund; and

WHEREAS, pursuant to Section 12 of the Agreement, the parties hereto desire to (i) amend and restate Exhibit A to the Agreement to update the fee schedule and (ii) delete Exhibit B to the Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. Amendment.

(a)	Section 3(a)(iii) to the Agreement is hereby amended by deleting the words “(appended to this Agreement as Exhibit B)” therefrom.
(b)	Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the Amended and Restated Exhibit A attached hereto.
(c)	Exhibit B to the Agreement is hereby deleted in its entirety.

2. Miscellaneous.

(a)	This Amendment shall be effective as of January 1, 2013.
(b)	Except as amended hereby, the Agreement shall remain in full force and effect.
(c)	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
(d)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
(e)	This Amendment shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws.

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be executed by its duly authorized officer, as the case may be, as of the date and year first above written.

A-1

Appendix A

On behalf of Fund by the TIFF INVESTMENT PROGRAM, INC. By: /s/ Kelly A. Lundstrom Name: Kelly A. Lundstrom Title: Vice President	On behalf of Brookfield Investment Management Inc. By: /s/ Kim G. Redding Name: Kim G. Redding Title: CEO

A-2

Appendix A

Amended and Restated

Exhibit A

to the

Money Manager Agreement (the “Agreement”)

Dated as of October 1, 2009

between

Brookfield Investment Management Inc. (the “Manager”) and

TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

Compensation

As compensation for the services performed and the facilities and personnel provided by the Manager for the Fund pursuant to the Agreement, the Fund will pay to the Manager a fee according to the following formula:

100 bps + 0.20 x (Excess Return – 250 bps); floor = 50 bps, cap = 250 bps

Fee Schedule

The Manager will earn a fee equal to 1/12 of the formula set forth in “Compensation” above based on (i) the previous 12 calendar months’ (starting on the first day and ending on the last day in such 12-month period) Excess Return times (ii) the average daily net assets for the previous 12 months (such average to be calculated with respect to the 12-month period that begins 1 day prior to the first day, and ends 1 day prior to the last day, of the 12-month period described in clause (i)).

A transitional period shall commence on the Effective Date and shall end on the last day of the calendar month that is 12 full months after the Effective Date (the “Transitional Period”). During the Transitional Period, the Excess Return shall be calculated by comparing the actual return of the Managed Assets against that of the FTSE EPRA/NAREIT Developed Index for each month in the rolling 12-month measurement period beginning on or after the Effective Date and against that of the MSCI US REIT Index for each month in the rolling 12-month measurement period prior to the Effective Date. Following the Transitional Period, the FTSE EPRA/NAREIT Developed Index shall be the benchmark used for all rolling 12-month measurement periods.

Certain Defined Terms

“Benchmark” shall mean the FTSE EPRA/NAREIT Developed Index as of the Effective Date and, for all periods prior to the Effective Date, shall mean the MSCI US REIT Index.

“Effective Date” shall mean January 1, 2013.

“Excess Return” shall mean the amount by which the actual return of the Managed Assets exceeds the total return of the Benchmark.

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Appendix A

“Managed Assets” shall mean the portion of the Fund’s assets allocated to the Manager.

All capitalized terms used but not defined in this Exhibit A shall have the meanings ascribed to them in the Agreement.

Early Termination

If the Manager ceases to render services hereunder at any time, the Manager shall be entitled to a fee for services rendered hereunder for the period for which it has not yet received compensation equal to 50 bps (if termination is by the Manager) or 75 bps (if termination is by the Fund) based on the average daily Managed Assets for the period, on or about the tenth day of the month following the month in which the Manager ceased to render services.

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Appendix A

Money Manager Agreement

This agreement (the “Money Manager Agreement”) is between the TIFF Investment Program, Inc. (“TIP”), a Maryland corporation, for its TIFF Multi-Asset Fund, and such other of its Funds as TIP and the Manager (as defined below) may agree upon from time to time (the “Fund”), and Brookfield Investment Management, Inc. (the “Manager”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is effective as of October 1, 2009 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

The Fund wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1. Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time. In addition, the Manager may elect from time to time to make use of other available fund assets in addition to the Managed Assets (the principal amount of such other fund assets, irrespective of any gains or losses on such assets, shall be referred to as “Additional Assets”) for investment purposes, for collateral purposes, or for such other purposes as shall be agreed from time to time by the Manager and the Fund or TIFF Advisory Services, Inc. (“TAS”). If so determined by the Fund or TAS, the Additional Assets shall bear interest at a rate to be agreed by TAS and the Manager from time to time. In addition, if so determined by the Fund or TAS, any accrued interest on such Additional Assets that remains unpaid after the close of a month-end, shall bear interest at a rate to be agreed by TAS and the Manager from time to time. The Additional Assets shall be returned to the Fund, and any accrued interest shall be paid out of the Managed Assets to the Fund, promptly upon request or otherwise in accordance with the terms or procedures set by the Fund or TAS. The Additional Assets, and all gains or losses on the Additional Assets, shall be deemed to be Managed Assets for all purposes under this Agreement; provided, however, that for purposes of calculating the Management Fee payable to the Manager pursuant to Section 6 of this Agreement and Exhibit A, the Additional Assets shall be excluded from Managed Assets.

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Appendix A

2. Appointment and Powers of Manager; Investment Approach

(a) Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b) Powers. Subject to the supervision of the board of directors of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). The Fund grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), to hold, and to dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by Manager of its duties hereunder.

(c) Power of Attorney. To enable the Manager to exercise fully discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d) Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e) Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f) Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3. Requirements; Duties

(a) Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

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Appendix A

The strikethrough phrase in bullet (iii) on this page was deleted under Amendment No. 1 to the Money Manager Agreement.

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of common stock in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines ~~(appended to this Agreement as Exhibit B)~~ , which may be amended from time to time through mutual agreement by TAS and the Manager;

(iv)	written instructions and directions of the board of directors of TIP; and

(v)	written instructions and directions of TAS.

(b) Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law as the Fund or TAS may reasonably specify to effect compliance.

(c) Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

4. Recordkeeping and Reporting

(a) Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

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Appendix A

(b) Reports to Custodian. The Manager shall provide to the Fund's custodian (the “Custodian”) and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c) Other Reports. The Manager shall render to the board of directors of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5. Purchase and Sale of Securities

(a) Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b) Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

(c) The Custodian. All Managed Assets, including cash and equivalents, shall be held by the Custodian. The Manager shall not be liable to the Fund for any action or omission of Custodian; provided, however, that where the Custodian’s act or omission is required by, and taken in reliance upon, improper instructions given to the Custodian by a properly authorized representative of the Manager, the Manager shall be liable for the act or omissions of the Manager. “Properly authorized” shall mean those representatives of the Manager who are authorized, pursuant to the Fund’s custody agreement with the Custodian, to give instructions to the Custodian under such custody agreement. The Fund agrees to be responsible for any custodial fees.

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Appendix A

6. Management Fees; Expenses

(a) Management Fees. Exhibit A attached hereto sets out the fees to be paid by the Fund to the Manager each month on or before the last business day of the month that follows the end of each rolling 12-month measurement period described in Exhibit A. The applicable fee rate will be applied to the average daily net assets (gross of expenses except custodian transaction charges and any interest accrued in respect of Additional Assets) of the Managed Assets (exclusive of the Additional Assets) for the applicable rolling 12-month measurement period, computed as described in the Fund’s Registration Statement, and the result divided by 12 to determine the fee payable for each month.

(b) Expenses. The Manager shall furnish at its own expense all office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Manager shall not have responsibility for calculating the Net Asset Value of the Fund’s portfolio, but must daily review the pricing of the Managed Assets. The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

7. Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services to others. The Fund acknowledges that the Manager and its officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to the Fund.

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Appendix A

8. Sub-Advisers

Subject to the receipt of express prior written approval of TAS and, if necessary, the board of directors of the Fund, the Manager may, at its sole expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for the Fund for which it is responsible under this Agreement. The Manager will provide TAS with written notice at least 30 days prior to entering into or amending any such agreement with a Sub-Adviser. The Manager will compensate any Sub-Adviser for its services to the Fund. The Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

9. Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. The Fund agrees to indemnify and hold the Manager harmless against all damages, costs and expenses, including reasonable attorney's fees, incurred by it in the course of any threatened or actual litigation, arbitrations or administrative proceedings brought by a shareholder, beneficiary, governmental agency or any other person pertaining to the Managed Assets or otherwise relating to this Agreement; provided, however, that the Fund shall not be liable in any such case to the extent that, in the final judgment of a court of competent jurisdiction, it is adjudicated that (i) the Manager’s action or omission was not prudent or otherwise violated the provisions of this Agreement or applicable law, or (ii) the Manager’s action or omission constituted willful misfeasance, bad faith, or gross negligence with respect to, or reckless disregard of, the Manager’s obligations and duties under this Agreement.

10. Representations and Undertakings

(a) The Manager hereby confirms to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b) The Manager represents that it complies in all material respects with all applicable laws, both federal and state.

(c) The Manager hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Fund’s portfolio holdings to any person or entity other than TAS, the Fund’s custodian, broker/dealers executing trades placed by the Manager on behalf of the Fund, any Sub-Advisers (or any affiliates of the Sub-Advisers which provide advisory or research services to such Sub-Adviser) or other persons expressly designated by or approved by TAS. The Manager agrees that prior to seeking any such approval from TAS, it will enter into a confidentiality agreement with such party to whom it desires to disclose the Fund’s portfolio holdings meeting the requirements of the Fund’s Portfolio Holdings Disclosure Policies and Procedures.

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Appendix A

(d) TIP hereby confirms to the Manager that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(e) TIP acknowledges receipt of Part II of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(f) TIP represents that TIP and the Fund are in material compliance with all applicable state and federal securities laws and regulations.

(g) To facilitate the Manager’s fulfillment of its obligations under this Agreement, TIP undertakes the following:

(i)	TIP will promptly provide the Manager with amendments or supplements, if any, to TIP’s prospectus or Statement of Additional Information applicable to the Managed Assets;
(ii)	TIP will promptly notify the Manager expressly in writing of changes, if any, in the fundamental and non-fundamental investment policies of the Managed Assets; and
(iii)	TIP will promptly provide the Manager with guidelines and procedures, if any, applicable to the Manager or the Managed Assets adopted from time to time by the board of directors of TIP and will promptly provide the Manager copies of any amendments thereto.

11. Term

This Agreement shall continue in effect for a period of one (1) year from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

12. Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund.

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Appendix A

13. Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in writing or sent by fax or three days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program, Inc.

c/o TIFF Advisory Services, Inc.

Attn: General Counsel

Four Tower Bridge

200 Barr Harbor Drive, Suite 100

West Conshohocken, PA 19428

Fax: 610-684-8080

Manager:	Brookfield Investment Management, Inc.

71 South Wacker Drive

Suite 3400

Chicago, IL 60606-2841

Fax: 312.377.8299

Each party may change its address by giving notice as herein required.

14. Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

15. Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

16. Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

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Appendix A

17. Confidential Information

Any information or recommendations supplied by any party to this Money Manager Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence.

No party may use or disclose to others Confidential Information about another party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains; provided, however, the Manager may disclose Confidential Information to any Sub-Advisers (or any affiliates of the Sub-Advisers which provide advisory or research services to such Sub-Adviser) for the legitimate business purposes of the Fund for which the Confidential Information was provided. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund (other than any Sub-Adviser or any affiliates of the Sub-Advisers which provide advisory or research services to such Sub-Adviser) about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program, Inc.,	Brookfield Investment Management, Inc.
on behalf of the Fund

/s/ Dawn I. Lezon	s/ Kim G. Redding
Signature	Signature

Dawn I. Lezon, CFO	Kim G. Redding, Co-CEO
Print Name/Title	Print Name/Title

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Appendix A

This Exhibit A deleted in its entirety under Amendment No. 1 to the Money Manager Agreement and replaced with the Amended and Restated Exhibit A.

Exhibit A to

Money Manager Agreement between

Brookfield Investment Management, Inc. and TIFF Investment Program, Inc.

Fee Calculation

Compensation*

As compensation for the services performed and the facilities and personnel provided by the Manager for TIFF Multi-Asset Fund pursuant to this Money Manager Agreement, the Fund will pay to the Manager a fee according to the following formula:

100 bps + 0.20 x (Excess Return – 250 bps); floor = 50 bps, cap = 250 bps

Fee Schedule*

The Manager will earn a fee equal to 1/12 of the formula set forth in “Compensation” above based on (i) the previous 12 calendar months’ (starting on the first day and ending on the last day in such 12-month period) excess performance times (ii) the average daily assets for the previous 12 months (such average to be calculated with respect to the 12-month period that begins 1 day prior to the first day, and ends 1 day prior to the last day, of the 12-month period described in clause (i)).

*This new Agreement has been entered into following a mutually agreed termination of the previous agreement between the parties, dated as of November 16, 2007, and shall not be considered an early termination under the provisions of the previous agreement. The compensation and fee schedule that were in effect at the time of the termination of the previous agreement and the compensation and fee schedule set forth herein are identical, and the fees payable to the Manager hereunder shall be calculated using the applicable measuring periods as though there was no termination.

Certain Defined Terms

“Excess Return” shall mean the return of the Manager that exceeds the return of the benchmark, the MSCI US REIT index.

“Managed Assets” shall mean the portion of the Fund’s assets allocated to the Manager.

All capitalized terms used but not defined in this Exhibit A shall have the meanings ascribed to them in the Money Manager Agreement.

Early Termination

If the Manager ceases to render services hereunder at any time, the Manager shall be entitled to a fee for services rendered hereunder for the period for which it has not yet received compensation equal to 50 bps (if termination is by the Manager) or 75 bps (if termination is by the Fund) based on the average daily Managed Assets for the period, on or about the tenth day of the month following the month in which the Manager ceased to render services.

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Appendix A

This Exhibit B deleted in its entirety under Amendment No. 1 to the Money Manager Agreement.

Exhibit B to

Money Manager Agreement between

Brookfield Investment Management, Inc. and TIFF Multi-Asset Fund

Manager’s Investment Guidelines

Investments for the Managed Assets will be concentrated primarily in real estate related securities, including securities of companies whose principal activities include development, ownership, construction, management or sale of real estate in the United States or Canada. It is currently anticipated that Manager will invest the Managed Assets primarily in shares of real estate investment trust (“REITs”). REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest the majority of their assets in real property and derive their income primarily from rents. Mortgage REITs generally invest the majority of their assets in loans secured by real estate and derive their income primarily from interest payments. Hybrid REITs generally combine the characteristics of Equity and Mortgage REITs. Manager intends to invest primarily in Equity REITs. Manager may invest from time to time in: (i) Mortgage or Hybrid REITs; and (ii) other real estate industry companies.

Manager shall have sole and complete discretion over the investment and reinvestment of the Managed Assets from time to time; provided, however, that not more than 15% of the Managed Assets (determined based upon market values at the time of purchase) shall be invested in securities of any one issuer and not more than 10% of the Managed Assets (determined based upon market values at the time of purchase) shall be invested in cash or cash equivalents.

If, at any time after the purchase of securities, the Fund is not in compliance with the foregoing restrictions due to fluctuating market values, subsequent transactions, or any other cause, Manager shall, as soon as reasonably practicable and prudent, rebalance the Managed Assets to bring the same into compliance with such restrictions. There will be no sector limitations within the real estate securities market.

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